UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22805

ClearBridge American Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: February 28, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

FORM N-Q

FEBRUARY 28, 2015

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

Schedule of investments (unaudited)	February 28, 2015

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 129.2%
Diversified Energy Infrastructure - 35.8%
Energy Transfer Partners LP	2,205,000	$131,153,400
Enterprise Products Partners LP	2,646,340	88,228,976
Genesis Energy LP	337,000	15,502,000
ONEOK Partners LP	1,446,700	60,457,593
Regency Energy Partners LP	3,103,100	75,684,609

Total Diversified Energy Infrastructure		371,026,578

Gathering/Processing - 35.9%
Antero Midstream Partners LP	536,700	13,954,200
Blueknight Energy Partners LP	1,800,000	13,446,000	(a)
Cone Midstream Partners LP	337,000	7,370,190
Crestwood Midstream Partners LP	1,443,636	21,625,667
DCP Midstream Partners LP	1,005,771	40,029,686
Enable Midstream Partners LP	998,845	17,979,210
EnLink Midstream Partners LP	2,221,700	59,674,862
MarkWest Energy Partners LP	1,358,700	88,247,565
Midcoast Energy Partners LP	1,525,720	23,419,802
Rice Midstream Partners LP	30,000	444,000
Summit Midstream Partners LP	404,000	14,572,280
Targa Resources Partners LP	1,279,982	56,088,811
Western Gas Partners LP	220,100	15,314,558

Total Gathering/Processing		372,166,831

Global Infrastructure - 7.7%
Brookfield Infrastructure Partners LP	1,745,467	79,331,475

Liquids Transportation & Storage - 22.0%
Buckeye Partners LP	1,301,600	101,186,384
Enbridge Energy Partners LP	2,500,005	97,975,196
Holly Energy Partners LP	100,000	3,325,000
Plains All American Pipeline LP	506,351	25,261,851

Total Liquids Transportation & Storage		227,748,431

Natural Gas Transportation & Storage - 15.3%
Cheniere Energy Partners LP	1,001,027	30,681,478
Columbia Pipeline Partners LP	600,000	16,614,000	*
Cypress Energy Partners LP	375,000	7,050,000
TC Pipelines LP	499,700	32,970,206
Williams Partners LP	1,386,752	70,918,497

Total Natural Gas Transportation & Storage		158,234,181

Offshore - 1.1%
Dynagas LNG Partners LP	600,000	11,988,000

Oil & Gas Drilling - 1.3%
Transocean Partners LLC	1,001,000	13,703,690

Oil/Refined Products - 1.2%
JP Energy Partners LP	838,000	12,176,140

Propane - 4.4%
AmeriGas Partners LP	619,151	30,480,804
Suburban Propane Partners LP	337,900	14,914,906

Total Propane		45,395,710

See Notes to Schedule of Investments.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2015

SECURITY	SHARES/UNITS	VALUE
Shipping - 4.5%
Teekay LNG Partners LP	1,250,567	$46,333,507

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $1,226,500,071)		1,338,104,543

COMMON STOCKS - 9.9%
ENERGY - 8.9%
Oil, Gas & Consumable Fuels - 8.9%
Kinder Morgan Inc.	2,256,582	92,542,428

INDUSTRIALS - 1.0%
Transportation Infrastructure - 1.0%
Macquarie Infrastructure Co., LLC	125,000	9,826,250

TOTAL COMMON STOCKS (Cost - $75,005,076)		102,368,678

TOTAL INVESTMENTS** - 139.1% (Cost - $1,301,505,147#)		1,440,473,221
Liabilities in Excess of Other Assets - (39.1)%		(405,218,432)

TOTAL NET ASSETS - 100.0%		$1,035,254,789

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

(a)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At February 28, 2015, the total market value of Affiliated Companies was $13,446,000, and the cost was $13,323,605 (See Note 3).

#	Aggregate cost for federal income tax purposes is substantially the same.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge American Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on February 21, 2013 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Master limited partnerships	$1,338,104,543	—	—	$1,338,104,543
Common stocks	102,368,678	—	—	102,368,678

Total investments	$1,440,473,221	—	—	$1,440,473,221

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At February 28, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$179,512,764
Gross unrealized depreciation	(40,544,690)

Net unrealized appreciation	$138,968,074

3. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended February 28, 2015:

	Affiliate					Return	Affiliate
	Value	Purchased		Sold		of	Value	Realized
Company	at 11/30/14	Cost	Shares/Units	Cost	Shares/Units	Capital	at 2/28/15	Gain/Loss
Blueknight Energy Partners LP	$12,924,000	—	—	—	—	$245,700	$13,446,000	—

Cypress Energy Partners LP*	6,116,250	—	—	—	—	—	—	—

	$19,040,250					$245,700	$13,446,000

*	This security is no longer an affiliated company.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge American Energy MLP Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: April 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: April 15, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: April 15, 2015